Exhibit 99.1

FARO® Acquires ATS AB
Swedish Firm’s Solution Enables Strategic Acceleration in 3D Digital Twin Market
August 21, 2020, Lake Mary, FL – FARO Technologies, Inc. (NASDAQ: FARO), a global leader for 3D measurement, imaging and realization solutions for 3D Metrology, AEC (Architecture, Engineering & Construction), and Public Safety Analytics, today announced that the Company has acquired Advanced Technical Solutions in Scandinavia AB (“ATS”), a Swedish-based leader in 3D digital twin solution technology.
Founded in 1990, ATS has had particular success in the automotive space where the firm has agreements in place with several well-known global automotive manufacturers. The acquisition will integrate ATS software and proprietary Traceable 3D system, which enables highly accurate and repeatable 3D scans, into the FARO Webshare Cloud platform. ATS’ system connects the physical to the digital world and is expected to bolster FARO’s ability to improve customers’ time to decision with 10x faster 3D imaging at up to 1mm accuracy.
“We believe this acquisition enables FARO with differentiated accuracy and speed, which we believe will accelerate the adoption of digital twin technology. High accuracy 3D digital twin simulations allow capital intensive industries such as automotive and aerospace to meaningfully reduce their time to market and cost,” said Michael Burger, FARO President & CEO. “I welcome the ATS team into FARO and believe they will help accelerate our strategic objective of increasing cloud based subscription offerings in this sizable market.”
Göran L. Bergqvist, ATS CEO, added, “The ATS team is thrilled to join a 40-year global leader like FARO. FARO’s technology and market presence provides the spring-board to the market adoption of Traceable 3D.” Bergqvist, who co-founded ATS, will continue to lead the ATS operation. The ATS Swedish facility will also act as a Nordic sales and service center for FARO.
About FARO
For 40 years, FARO has provided industry-leading technology solutions that enable customers to quickly and easily measure their world, and then use that data to make smarter decisions faster. FARO continues to be a pioneer in bridging the digital and physical worlds through data-driven reliable accuracy, precision and immediacy. For more information about FARO, visit: www.faro.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as statements about the integration of the ATS software, technology and personnel, market adoption of FARO’s technology and products, FARO’s ability to achieve strategic objectives, and other benefits expected to be realized from FARO’s acquisition of the ATS business. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning or discussions of FARO's plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.
Factors that could cause actual results to materially differ from what is expressed or forecasted in such forward-looking statements include, but are not limited to:
•FARO’s ability to realize the intended benefits of the technology, products, operations, contracts and personnel of the ATS business;

•FARO’s ability to manage its growth and organizational change;
•customer and market adoption of FARO’s technologies and products;
•developments by others of new and improved products, processes or technologies that make the FARO’s products less competitive or obsolete;
•declines or other adverse changes, or lack of improvement, in industries that FARO serves or the domestic and international economies in the regions of the world where FARO operates and other general economic, business and financial conditions;
•the effect of the COVID-19 pandemic, including on FARO’s business operations, as well as its impact on general economic and financial marketconditions; and
•other risks identified in FARO’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, any subsequent filings with the SEC, which are available on the SEC’s website at www.sec.gov.
Forward-looking statements in this release represent FARO’s judgment as of the date of this release. FARO assumes no obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.
Media Contact: mark.benhard@faro.com or 407-333-9911 x1269.